SCHEDULE II

				    INFORMATION WITH RESPECT TO
                 TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

				            SHARES PURCHASED        AVERAGE
                        DATE            SOLD(-)             PRICE(2)

COMMON STOCK-CURTISS-WRIGHT CL B

          GAMCO INVESTORS, INC.
                      11/18/04          100,000-             *DO
                      11/16/04            4,000            54.2620
                      11/16/04            3,000            54.0388
                      11/09/04            1,500-           51.3267
                      11/08/04              500-           51.1200
                      10/26/04            1,600            51.8094
                      10/06/04            1,000            56.6463
                      10/04/04            1,500            56.4165
                      10/01/04            2,000            54.6470
                       9/30/04            2,000            53.9925
          GABELLI SECURITIES, INC.
            GABELLI ASSOCIATES LTD
                       9/30/04            1,000            53.9925
                       9/29/04              500            53.7333
            GABELLI ASSOCIATES FUND II
                      11/16/04              500            54.0388
                       9/29/04              500            53.7333
            GABELLI ASSOCIATES FUND
                      11/16/04            6,000            54.0388
                      10/06/04            1,700            56.6463
                      10/04/04            2,500            56.4165
                      10/01/04            2,600            54.6470
                       9/30/04              600            53.9925
                       9/29/04              500            53.7333
          GABELLI GROUP CAPITAL PARTNERS
                      11/08/04              778-           51.3778
           GABELLI FUNDS, LLC.
             GABELLI VALUE FUND
                      10/27/04            2,000-           53.3300

(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NYSE.

(2) PRICE EXCLUDES COMMISSION.

(*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.